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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2004
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-14896                11-3027591
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 2.02  Results of Operations and Financial Condition
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            On November 15, 2004, Network-1 Security Solutions, Inc. issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and it is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits
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(c)     Exhibits

Exhibit No.    Description

99.1 Press Release, dated November 15, 2004, regarding the unaudited financial results for the third quarter ended September 30, 2004.
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  November 19, 2004                     By:  /s/Corey M. Horowitz
                                                   -----------------------------
                                                   Name:  Corey M. Horowitz
                                                   Title: Chairman & Chief
                                                          Executive Officer
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Exhibit No.    Description

99.1 Press Release, dated November 15, 2004, regarding the unaudited financial results for the third quarter ended September 30, 2004.